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                                                                EXHIBIT 10.47




                       SECOND AMENDMENT TO FOURTH AMENDED
                    AND RESTATED LOAN AND SECURITY AGREEMENT


              This Second Amendment to Fourth Amended and Restated Loan and Security Agreement (this "Amendment") is dated as of the 26th day of December, 1996, by and among First Merchants Acceptance Corporation ("Borrower"), LaSalle National Bank ("LaSalle"), NBD Bank, ("NBD"), Firstar Bank Milwaukee, N.A. ("Firstar"), Harris Trust and Savings Bank ("Harris"), The Boatmen's National Bank of St. Louis ("Boatmen's"), First Bank, National Association ("First"), CoreStates Bank, N.A. ("CoreStates"), Fleet Bank, National Association ("Fleet"), and Mellon Bank, N.A. ("Mellon") (LaSalle, NBD, Firstar, Harris, Boatmen's, First, CoreStates, Fleet and Mellon are hereinafter referred to individually as "Lender" and collectively as "Lenders" and LaSalle in a separate capacity as Agent for Lenders under the "Loan Agreement" (as hereinafter defined) is hereinafter referred to as "Agent").

                                R E C I T A L S

              A. Borrower, Lenders and Agent are parties to a Fourth Amended and Restated Loan and Security Agreement dated as of February 28, 1996 (including all exhibits and riders thereto and as supplemented and amended prior hereto or hereafter, referred to herein as the "Loan Agreement").

              B. Borrower desires to amend the Loan Agreement to provide for the creation of operating Subsidiaries and the addition of such operating Subsidiaries as additional borrowers under the Loan Agreement under certain circumstances, the entry by Borrower into additional lines of business, and certain other modifications in the terms thereof.

              C. Lenders are willing to consent to such amendments on the terms and conditions contained herein.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

              SECTION 1. RECITALS. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

              SECTION 2. AMENDMENTS TO LOAN AGREEMENT. Subject to the terms of this Amendment, the Loan Agreement is hereby amended as follows:
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              2.1    Section 1 of the Loan Agreement is hereby amended to add
the following new defined terms:

       "Assumption Agreement" shall have the meaning set forth in Section 18(t) of this Agreement.

       "Borrower" shall mean, initially, First Merchants Acceptance Corporation, and subsequent to the addition of any Subsidiary as a Borrower hereunder pursuant to Section 39 of this Agreement, the term Borrower shall refer individually to First Merchants Acceptance Corporation and each such Subsidiary and collectively to First Merchants Acceptance Corporation and all such Subsidiaries.

       "FMRCC" shall mean First Merchants Residential Credit Corporation, a wholly owned Subsidiary of First Merchants Acceptance Corporation.

       "Subsidiary" shall mean, with respect to any Person, any corporation of which the outstanding capital stock having more than 50% of the voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned by such Person.

              2.2 Section 18(a) of the Loan Agreement is hereby amended to insert the words "residential mortgage lending," immediately after the words "home equity lending," where they appear therein.

              2.3 Section 18(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

              "(d)   Investment.  Borrower will not, without the prior written
       consent of Lenders make, incur, assume or suffer to exist any Investment in any other Person, except (i) Cash Equivalent Investments, Investments in connection with Permitted Securitization Transactions, (ii) Investments in FMRCC up to the aggregate sum of $1,500,000, and (iii) Investments in Subsidiaries which become a Borrower hereunder pursuant to Sections 18(t) and 39 of this Agreement up to the aggregate sum of $500,000."

              2.4 Section 18(h) of the Loan Agreement is hereby amended by deleting the word "or" prior to Subsection (iv) thereof, deleting the period at the end of Subsection (iv) thereof, and inserting a comma in substitution therefor and adding the following:

              "or (v) loans and advances to FMRCC up to the aggregate sum of $500,000."

              2.5 Section 18 of the Loan Agreement is hereby amended by adding the following new Subsection (t) thereto:


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              "(t)   Subsidiaries.  Borrower shall not create any Subsidiaries
       without the prior written consent of Lenders, except for (i) FMARC or any other bankruptcy remote Subsidiary formed for the purposes of completing a Permitted Securitization Transaction, (ii) FMRCC, and (iii) any wholly owned Subsidiary (exclusive of those referenced in (i) and (ii) above) formed by First Merchants Acceptance Corporation with prior written notice to Agent and Lenders for the purpose of conducting business activities of the nature permitted to be conducted by First Merchants Acceptance Corporation hereunder and where such Subsidiary has satisfied the following conditions:

              (1) such Subsidiary has provided to Agent an executed assumption agreement in form acceptable to Agent, whereby such Subsidiary agrees to become a co-borrower under this Agreement and agrees to assume the obligations of a Borrower hereunder and grants to Agent on behalf of Lenders a first lien and security interest in and to its assets, all in form and substance acceptable to Agent ("Assumption Agreement");

              (2) such Subsidiary is 100% owned by First Merchants Acceptance Corporation;

              (3) such Subsidiary has provided to Agent all UCC Financing Statements and other agreements, instruments and documents required by Agent to perfect Agent's lien and security interest in and to the assets of such Subsidiary on behalf of the Lenders;

              (4) such Subsidiary provides Agent a certificate executed by its chief executive officer stating that to the best knowledge of such officer after diligent inquiry and investigation (a) no Default or Event of Default has occurred and is continuing, (b) no litigation, investigation or proceeding, injunction, writ or restraining order of the type described in Section 17(d) of this Agreement is pending or threatened, (c) each of the representations and warranties set forth in the Agreement are true and correct as applied to Subsidiary, and (d) each of the conditions precedent to the Subsidiary becoming a co-borrower under this Agreement has been met or satisfied;

              (5) such Subsidiary provided to Agent copies of insurance required by this Agreement, together with lender's Loss Payable Endorsements on Agent's required form, duly executed;

              (6) such Subsidiary provides to Agent such Subsidiary's certificate of incorporation certified by the state of incorporation of such Subsidiary as of a date not more than twenty (20) days prior to the date of the Assumption Agreement, and a copy of its bylaws certified by its corporate secretary as true, complete and correct;





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              (7)    such Subsidiary provides to Agent a good standing
              certificate for such Subsidiary in the state of its incorporation and in each other state in which it has an office, keeps Collateral, or otherwise with a failure of such Subsidiary to be qualified to transact business as a foreign corporation would have a material adverse impact on such Subsidiary;

              (8) such Subsidiary provides to Agent copies of resolutions of its board of directors authorizing the execution and delivery of and the consummation of the transactions contemplated by this Agreement and the Assumption Agreement;

              (9) such Subsidiary provides to Agent incumbency certificates with respect to the officers of the Subsidiary executing the Assumption Agreement and any related documents;

              (10) such Subsidiary provides to Agent an Agency Agreement establishing an Authorized Representative in each of such Subsidiary's business locations as Agent's and Lender's agent to perfect Agent's and Lender's lien on the Collateral coming into the Subsidiary's possession.

              (11) such Subsidiary and all other entities constituting a Borrower hereunder have executed and delivered to each Lender a replacement Revolving Credit Note in the amount of the Commitment of such Lender in form acceptable to Agent and Lenders.

              2.6    The Loan Agreement is hereby amended by adding a new
Section 39 thereto to provide as follows:

              "Section 39. Addition of Co-Borrowers. Upon satisfaction by any Subsidiary of the conditions set forth in Section 18(t)(iii) of this Agreement (i) such Subsidiary shall become a co-borrower hereunder, (ii) all references to Borrower herein shall be deemed to be a reference to First Merchants Acceptance Corporation and such Subsidiary, and (iii) First Merchants Acceptance Corporation shall calculate and report to Agent and Lenders the financial covenants provided in Section 17 and 18 of this Agreement and the Borrowing Base on a consolidated basis.

              2.7 Locations. Exhibit E to the Loan Agreement is hereby deleted in its entirety and Exhibit A to this Amendment is inserted in substitution therefor.

              SECTION 3. CONSENT. Agent and Lenders hereby consent to the incorporation of FMRCC as a wholly-owned Subsidiary of First Merchants Acceptance Corporation, capitalization of such Subsidiary up to the maximum amount of $1,500,000, and loans to such Subsidiary by First Merchants Acceptance Corporation up to the aggregate sum of $500,000.





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              SECTION 4.  REPRESENTATION AND WARRANTIES.  To induce Lenders to amend the Loan Agreement, Borrower represents and warrants to Lenders that:

              4.1 Compliance with Loan Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Loan Agreement and no Event of Default specified therein has occurred.

              4.2 Representations and Warranties. On the date hereof, the representations and warranties set forth in the Loan Agreement are true and correct with the same effect as if such representations and warranties have been made on the date hereof except to the extent such representations and warranties expressly relate to an earlier date.

              4.3 Authority of Borrower. Borrower has full power and authority to enter into this Amendment, which has been duly authorized by all proper and necessary corporate action. No consent or approval of any public authority or regulatory body or any other party is required as a condition to the validity or enforceability of this Amendment.

              4.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

              SECTION 5. CONDITIONS PRECEDENT. The agreement by Lenders to amend the Loan Agreement pursuant to the terms of this Amendment is subject to the following conditions precedent:

              5.1 Evidence of Authority. Agent shall have received evidence of the authorization of Borrower to enter into this Amendment by its Board of Directors in form acceptable to Agent.

              SECTION 6.  GENERAL PROVISIONS.

              6.1 Except as amended by this Amendment, the terms and provisions of the Loan Agreement are in all other respects ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall be controlling.

              6.2 After the effective date hereof, all references in the Loan Agreement and in all related agreements and documents to "Agreement", "hereof", or the like shall refer to the Loan Agreement as herein amended or modified.





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              6.3    This Amendment shall not constitute a waiver of any
existing Events of Default or any other provisions of the Loan Agreement as amended hereby, except as expressly set forth herein, and shall not constitute a course of dealing with respect to any such Events of Default or an agreement to further consents, amendments or waivers under the Loan Agreement. Agent and Lenders expressly reserve their rights and remedies, none of which shall be deemed to be waived hereby.

              6.4 Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation and consummation of this Amendment and all other documents related thereto, including, without limitation, the fees and expenses of Agent's counsel.

              6.5 This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois and the obligations of Borrower under this Amendment are and shall arise absolutely unconditionally upon the execution and delivery of this Amendment. This Amendment may be executed in counterparts.

              6.6 Capitalized terms used herein which are defined in the Loan Agreement, shall unless otherwise defined herein, have the meanings provided in the Loan Agreement.

              IN WITNESS WHEREOF, the Borrower and Lenders have caused this Amendment to be duly executed as of the date first above written.

                                   FIRST MERCHANTS ACCEPTANCE CORPORATION


                                   By:     _______________________________
                                   Title:  _______________________________

                                   LASALLE NATIONAL BANK


                                   By:     _______________________________
                                   Title:  _______________________________

                                   NBD BANK


                                   By:     _______________________________
                                   Title:  _______________________________





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                                   FIRSTAR BANK MILWAUKEE, N.A.


                                   By:     _______________________________
                                   Title:  _______________________________

                                   HARRIS TRUST AND SAVINGS BANK


                                   By:     _______________________________
                                   Title:  _______________________________

                                   FIRST BANK, NATIONAL ASSOCIATION


                                   By:     _______________________________
                                   Title:  _______________________________

                                   THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


                                   By:     _______________________________
                                   Title:  _______________________________

                                   FLEET BANK, NATIONAL ASSOCIATION


                                   By:     _______________________________
                                   Title:  _______________________________

                                   CORESTATES BANK, N.A.


                                   By:     _______________________________
                                   Title:  _______________________________

                                   MELLON BANK, N.A.


                                   By:     _______________________________
                                   Title:  _______________________________





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